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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 15, 2005

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                      000-30229                 04-3387074
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Effective August 15, 2005, Paul K. McDermott commenced employment as Vice President, Finance and Corporate Controller of Sonus Networks, Inc. (the "Company"). A copy of the press release dated August 15, 2005 announcing the employment of Mr. McDermott is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     Pursuant to a written offer letter dated August 11, 2005, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference, Mr. McDermott will receive annual base compensation of $190,000. He is eligible for an "on target bonus" of 20% of his annual base salary subject to the achievement of specific objectives. Mr. McDermott will receive an option to purchase 150,000 shares of the Company's common stock at an exercise price of the closing price of the Company's common stock on the NASDAQ National Market on the date of grant, with 25% of the number of options vesting on the first anniversary of his commencement date and the remaining 75% vesting in equal monthly increments through the fourth anniversary of the commencement date. Mr. McDermott is an employee-at-will.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Effective August 15, 2005, Paul K. McDermott commenced employment as Vice President, Finance and Corporate Controller of the Company. Mr. McDermott will serve as the Company's principal accounting officer and as an executive officer reporting under Section 16(a) of the Securities Exchange Act of 1934.

     Mr. McDermott served as Chief Financial Officer, Treasurer and Secretary of Network Intelligence Corporation, a supplier of appliance-based security event management products, from June 2002 until March 2005. Prior to serving in that role, Mr. McDermott served as Chief Financial Officer, Vice President of Finance & Administration, Treasurer and Secretary of Firepond, Inc., a global provider of integrated sales and e-services software solutions from January 1999 to January 2002. Mr. McDermott is 43 years old.

     Exhibits 10.1 and 99.1 and the disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

         10.1 Offer Letter between Sonus Networks, Inc. and Paul K. McDermott dated August 9, 2005.

         99.1 Press release of Sonus Networks, Inc. dated August 15, 2005 announcing employment of Vice President, Finance and Corporate Controller.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2005                  SONUS NETWORKS, INC.
                                       By:
                                           /s/ Ellen Richstone
                                           -------------------
                                           Ellen Richstone
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


          10.1 Offer Letter between Sonus Networks, Inc. and Paul K. McDermott dated August 9, 2005.

          99.1 Press release of Sonus Networks, Inc. dated August 15, 2005 announcing employment of Vice President, Finance and Corporate Controller.